Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit 10.2

Third Amendment
To
Agreement and Restated Intellectual Property License Agreement

This Third Amendment to Agreement and Restated Intellectual Property License Agreement (the “Third Amendment”), effective as of March 18, 2016 (the “Third Amendment Effective Date”) is entered by and among GlobeImmune, Inc., a corporation organized under the laws of Delaware, having its principal office at 1450 Infinite Drive, Louisville, CO 80027 (“GlobeImmune”), The Regents Of The University Of Colorado, a body corporate, having its principal office at 1800 Grant Street, 8th Floor, Denver, CO 80203 (“University”), and the University License Equity Holdings, Inc., a Colorado corporation and successor to the University Technology Corporation, having its principal office at 4845 Pearl East Circle, Suite 200, Boulder, CO 80309 (“ULEHI”).

BACKGROUND

A.

GlobeImmune and University (acting through ULEHI) are parties to a certain Agreement, effective as of May 30, 2006, as amended on May 5, 2009 (the “Agreement”), and a certain Restated Intellectual Property License Agreement, effective as of May 30, 2006, as amended on May 5, 2009 and on March 12, 2010 (the “Restated Agreement”);

B.	University, ULEHI, and GlobeImmune desire to revise and amend the Restated Agreement.

AGREEMENT

Accordingly, GlobeImmune, University, and ULEHI agree as follows:

Article 1 Amendment

1.1Any capitalized terms not defined in this Third Amendment have the same meaning as set forth in the Restated Agreement.

1.2Exhibit 1 of the Restated Agreement is deleted in its entirety and replaced with the Exhibit 1 set forth in Appendix A attached hereto.

Article 2 Miscellaneous

2.1Except as expressly modified by this Third Amendment, all terms and conditions of the Agreement and the Restated Agreement remain in full force and effect.

2.2In the event of any conflict between the terms of the Agreement or the Restated Agreement and this Third Amendment, the terms of this Third Amendment governs.

2.3This Third Amendment may be executed in counterparts, each of which is an original, but both of which together constitute one and the same instrument.

2.4This Third Amendment together with the Agreement and the Restated Agreement contains the entire understanding and agreement between the parties respecting the subject matter thereof and supersedes all prior understandings and agreements.

[Signature Page Follows]

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.2

To evidence the parties’ agreement to this Third Amendment, the parties have executed it in duplicate and delivered it on the Third Amendment Effective Date.

GlobeImmune, Inc.The Regents

Of The University Of Colorado

By: /s/ Timothy C. RodellBy: /s/ Kate Tallman

Name: Timothy C. Rodell, M.D. Name: Kate Tallman

Title: President and CEOTitle: Associate Vice President

University License Equity
Holdings, Inc.

By: /s/ Kate Tallman

Name: Kate Tallman

Title: Secretary

Signature Page to Third Amendment to Agreement

and

Restated Intellectual Property License Agreement

Appendix A

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT 1

Licensed Intellectual Property

Patents and Patent Applications
Country	Application No.	Filing Date	Patent No.	Issue Date	Title
[*]	[*]	[*]	[*]	[*]	[*]

Additional Patents and Patent Applications

Without limiting the rights otherwise granted to GlobeImmune under this Amendment, Licensor also includes within this Exhibit 1, Licensor’s right, title, and interest, if any, in [*].

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.